                                                                   EXHIBIT 10.18

                   SERIES B PREFERRED STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF SERIES B PREFERRED STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES"), WILL BE ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES OF SERIES B PREFERRED STOCK ISSUABLE HEREUNDER OR ANY SHARES INTO WHICH SUCH SHARES ARE CONVERTIBLE, (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No. 5
                                                       Void after March 11, 2008

                               2BRIDGE SOFTWARE

            WARRANT TO PURCHASE SHARES OF SERIES B PREFERRED STOCK

                                 ____________

     THIS CERTIFIES THAT, for value received, Comdisco, Inc. (the "Holder") is entitled to subscribe for and purchase from 2Bridge Software, a California corporation (the "Company"), shares of the Company's fully paid and nonassessable Series B Preferred Stock (the "Shares"), in the amounts and at the price per share set forth in Section 1 below (as adjusted pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     This Warrant is subject to the following terms and conditions:

     1.   Number and Price of Shares.
          --------------------------

          (a) The Holder shall have the right to purchase a number of Shares equal to eighty-one thousand two hundred fifty dollars ($81,250), or 6.5% of the $1,250,000 principal amount of the Note by and between the Company and the Holder, divided by the Exercise Price, as defined in Section 1(b) below.

          (b) The exercise price per Share ("Exercise Price") shall be equal to: (i) the price at which the Company sells the Shares in an equity financing completed on or before July 11, 1998, or (ii) if such a financing is not completed by July 11, 1998, the average of the price at which the Company sells the Shares and the original issue price of the Series A Preferred Stock of $.8718.

          (c) An example of this formula is as follows: if the Company completes a Series B Preferred Stock financing at $1.75 per share, the number and Exercise Price of the Shares would be:

               (i)    $81,250/ $1.75 = 46,428 Shares, exercisable at $1.75 per
share, if the financing is completed within 120 days of the date of this Warrant; or

               (ii)   $81,250/ ((1.75+ .8718)/2) = 81,250/ $1.3109 = 61,980
Shares, exercisable at $1.3109 per share, if the financing is completed more than 120 days after the date of this Warrant.

          (d) In the event the Company does not complete a round of Preferred Stock financing within 180 days of the date of this Warrant, this Warrant shall be exercisable for shares of the Company's Series A Preferred Stock, and all references to the Shares and the Series B Preferred Stock herein shall mean the Series A Preferred Stock of the Company. The Exercise Price shall be $.8718 for any Series A Preferred Stock issued hereunder.

     2.   Method of Exercise; Payment.
          ---------------------------

          (a)  Cash Exercise.  The purchase rights represented by this Warrant
               -------------
may be exercised by the Holder, in whole or in part, from time to time by: (i) the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office
                              ---------
of the Company; (ii) the execution of a Series B Preferred Stock Purchase Agreement and all exhibits thereto, including without limitation an Amended and Restated Investor Rights Agreement, Voting Agreement, and Co-Sale Agreement (collectively, the "Series B Transaction Documents"); and (iii) by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

          (b)  Net Issue Exercise.  In lieu of exercising this Warrant pursuant
               ------------------
to Section 2(a) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant and the fully executed Series B Transaction Documents at the principal office of the Company, together with the Notice of Exercise in which alternative No. 1 is initiated by the Holder. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

          X = Y (A-B)
              -------
                 A

Where X   =    the number of Shares to be issued to the Holder.

      Y   =    the number of Shares subject to this warrant.

      A   =    the fair market value of one share of the Company's Series B
               Preferred Stock.

      B   =    the Exercise Price (as adjusted to the date of such calculation).

          (c)  Fair Market Value.  For purposes of this Section 2, the fair
               -----------------
market value of the Company's Series B Preferred Stock shall mean:

               (i) The average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street
                                                                ---------------
Journal for the ten trading days prior to the date of determination of fair
-------
market value multiplied by the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible;

               (ii) If the Company's Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Series B Preferred Stock per share shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares of Series B Preferred Stock as such price shall be agreed by the parties hereto, or if agreement cannot be reached within five (5) business days of delivery of the notice pursuant to Section 2(b) hereof, as shall be determined by a panel of appraisers. One appraiser shall be selected by the Holder, one appraiser shall be chosen by the Company and the third appraiser shall be chosen by the first two appraisers. If the appraisers cannot reach agreement as to the fair market value on the foregoing basis on or before the thirtieth (30th) day following the Holder's notice of election pursuant to Section 2(b), then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall be the fair market value of a share of Series B Preferred Stock. In the event that the Holder fails to choose an appraiser or the three appraisers fail to deliver an appraisal on or before the thirtieth (30th) day after such notice, the appraisal of the appraiser selected by the Company shall control and shall be fair market value for the purposes of this Warrant. The cost of the appraiser selected by each party shall be borne by that party and the cost of the third appraiser shall be borne one-half (1/2) by each party. Appraisers selected under this Section 2(c) must be unaffiliated with the Holder and the Company and must have reasonable professional qualifications for the appraisal.

          (d)  Stock Certificates.  In the event of any exercise of the rights
               ------------------
represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

          (e)  Condition of Exercise  Unless exercised pursuant to an effective
               ---------------------
registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the Holder in the form attached hereto as Exhibit A-1, that the Shares being issued
                                      -----------
upon exercise are being acquired for investment and not with a view to any sale or distribution thereof.

     3.   Stock Fully Paid; Reservation of Shares.  All of the Shares issuable
          ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Series B Preferred Stock and Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.   Adjustment of Exercise Price and Number of Shares.  The number and
          -------------------------------------------------
kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Stock Splits, Dividends and Combinations.  In the event that the
               ----------------------------------------
Company shall at any time subdivide the outstanding shares of Series B Preferred Stock, or shall issue a stock dividend on its outstanding shares of Series B Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Series B Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

          (b)  Price Adjustments.  If at any time the Company issues or sells
               -----------------
any shares of its Preferred Stock for a consideration per share less than the then effective Exercise Price, then and in each such case, the Exercise Price for the Shares will be reduced to a price (calculated to the nearest cent) determined by multiplying such applicable Exercise Price by a fraction (a) the numerator of which will be the number of shares of Preferred Stock outstanding (or so deemed) immediately prior to such issuance or sale plus the number of shares of Series B Preferred Stock which the aggregate consideration received by the Company for such issuance or sale would purchase at such applicable Exercise Price, and (b) the denominator of which will be the number of shares of Preferred Stock outstanding (or so deemed) immediately after the Preferred Stock proposed to be issued or sold is issued or sold; provided that such fraction will in no event be greater than one (1). For purposes of this Section 4(b), the Shares will be deemed to be outstanding on the date hereof.

          For the purpose of making any adjustment in the Exercise Price as provided above, the consideration received by the Company for any issuance or sale of Preferred Stock will be computed:

                    (A) to the extent it consists of cash, as the amount of cash received by the Company before deduction of any offering expenses payable by the Company and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Company in connection with such issuance or sale;

                    (B) to the extent it consists of property other than cash, at the fair market value of that property as determined in good faith by the Company's Board of Directors; and

                    (C) if Preferred Stock is issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Preferred Stock.

          No adjustment to the Exercise Price pursuant to this Section 4(b) shall affect the number of Warrants to be issued pursuant to Section 1(a) herein.

          (c)  Recapitalizations.  If at any time or from time to time there
               -----------------
shall be a recapitalization of the Series B Preferred Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4), provision shall be made so that the Holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant the number of shares of stock or other securities or property of the Company to which a Holder of Series B Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder of this Warrant after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event in as nearly an equivalent manner as may be practicable.

          (d)  Merger.  If at any time there shall be a capital reorganization
               ------
of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, whether or not the Company is the surviving corporation, other than as provided for in Section 10(a) herein (a "Merger Event"), then as a part of such Merger Event, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Holder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Merger

Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of Shares purchasable) shall be applicable to the greatest extent possible.

          (e)  Notices.  Upon any adjustment of the Exercise Price and any
               -------
increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

     5.   Restrictions on Transfer.
          ------------------------

          (a) Holder agrees not to make any disposition of all or any portion of the Shares or the Warrant unless and until:

               (i) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and the transferee has agreed in writing to be bound by this Section 5. If reasonably requested by the Company, Holder shall furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of the Shares or rights to acquire Shares do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owners, and shall terminate as to any particular Shares when a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          (b) Notwithstanding the above, the Shares shall also be subject to all restrictions on transfer set forth in the Series B Transaction Documents, including without limitation a 180 day market standoff period upon the Company's initial public offering.

     6.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7.   Representations and Warranties by the Company.
          ---------------------------------------------

          (a)  Due Authority.  The execution and delivery by the Company of this
               -------------
Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire Shares, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant is consistent with the Company's Amended and Restated Articles of Incorporation, and does not contravene any law or governmental rule, regulation or order applicable to it, and does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. This Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its respective terms.

          (b)  Consents and Approvals.  No consent or approval of, giving of
               ----------------------
notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of notices pursuant to Regulation D under the 1933 Act and any filing required by applicable state securities law, which filings shall be made by the time required thereby.

          (c)  Holder's Additional Rights.  The Series B Preferred Stock shall
               --------------------------
have anti-dilution rights, registration rights, and information rights substantially similar to those rights given to holders of the Company's Series A Preferred Stock, which rights shall be set forth in the Series B Transaction Documents.

          (d)  Other Commitments to Register Securities.  Except as set forth
               ----------------------------------------
herein and in the Investor Rights Agreement dated as of January 17, 1997 and the Warrants issued to Holder as of November __, 1997 and the date hereof, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the Securities Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

          (e)  Exempt Transaction.  Subject to the accuracy of the Holder's
               ------------------
representations in this Section 11 and any filing necessary to obtain a state securities law exemption, the issuance of Shares upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of
Section 5 of the Securities Act, and (ii) the qualification requirements of the applicable state securities laws.

          (f)  Compliance with Rule 144.  At the written request of Holder, who
               ------------------------
proposes to sell Warrant Shares issuable upon the exercise of this Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to Holder, within ten (10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

          (g) The Company agrees to take all actions necessary to issue the Series A Preferred Stock described in Section 1(d) herein if the Company has not completed a Preferred Stock financing within 180 days of the date of this Warrant, including without limitation obtaining all shareholder and director consents, amending the Company's Articles of Incorporation, and amending any Series A Preferred Stock transaction documents required to effect such issuance to Holder.

     8.   Representations and Warranties by the Holder.  Holder represents and
          --------------------------------------------
warrants to the Company as follows:

          (a) Holder understands that no Series B Preferred Stock has been authorized or issued as of the date hereof, and the Company can make no assurances that such security will ever exist.

          (b) This Warrant is being acquired for Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act, and the Holder has no present intention of selling or engaging in any public distribution thereof pursuant to a registration or exemption.

          (c) Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by Holder indefinitely, and that Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

          (d) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          (e) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     9.   Rights of Stockholders.  Nothing contained herein shall confer upon
          ----------------------
Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10.  Expiration of Warrant.
          ---------------------

          (a) This Warrant shall expire and shall no longer be exercisable as of the earlier of:

                (i)   5:00 p.m., California local time, on March 11, 2008;

                (ii) five (5) years after the Company's initial public offering under the Securities Act of 1933, as amended;

                (iii) the automatic conversion of the Series B Preferred Stock of the Company into Common Stock of the Company, according to the terms of the Series B Transaction Documents, provided that Company provides Holder with at least thirty (30) days notice of such automatic conversion and that it gives Holder an option in Holder's sole discretion to either exercise the Warrant or cause Company to replace the Warrant with a Warrant to Purchase Common Stock on substantially the same terms as those set forth herein;

                (iv) a consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the successor entity following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant); or

                (v) a sale of all or substantially all of the assets of the Company.

     11.  Miscellaneous.
          -------------

          (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts. Notwithstanding the foregoing, any claim or dispute involving questions of usury law as it applies to the Warrant shall be governed by the laws of Illinois.

          (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

          (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors in interest of the Company or the Holder. This Warrant and all rights hereunder are not assignable or transferable by Company or Holder, except for such permitted transfers to successors in interest and in accordance with Section 5 herein, and any attempt to assign or transfer the rights hereunder shall be void and of no further effect.

          (d) This Warrant and the other documents delivered pursuant hereto, including without limitation the Series B Transaction Documents, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (e) The Company shall not, by amendment of its Amended and Restated Articles of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

          (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and Holder.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

     Issued this 11th day of March, 1998.

                                             2BRIDGE SOFTWARE

                                             By: /s/ Ronald Parks
                                                -----------------------------
                                             Title:  CFO
                                                   --------------------------

Acknowledged and Accepted:

COMDISCO, INC.

By: /s/ James P. Labe
   ---------------------------------
    JAMES P. LABE

Title: PRESIDENT
      ------------------------------
       COMDISCO VENTURES DIVISION

                                   EXHIBIT A
                                   ---------
                              NOTICE OF EXERCISE
                              ------------------

TO:  2BRIDGE SOFTWARE
     Attention:  President

     1. In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 2(b) of this Warrant and receive ____________ (leave blank if you choose Alternative No. 2 below) shares of Series B Preferred Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative). ___________.

     2. The undersigned hereby elects to purchase _______________ (leave blank if you choose alternative No. 1 above) shares of Series B Preferred Stock of 2Bridge Software pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

     3. Please issue a certificate or certificates representing said shares of Series B Preferred Stock in the name of the undersigned or in such other name as is specified below:

                               _________________
                                    (Name)

                               _________________

                               _________________
                                   (Address)

     4. The undersigned hereby represents and warrants that the aforesaid shares of Series B Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares except pursuant to a registration or exemption, and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.
               -----------

                                                     ___________________________
                                                     (Signature and Date)

                                                     Title:_____________________

                                  EXHIBIT A-l
                                  -----------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER      :    COMDISCO, INC.

COMPANY        :    2BRIDGE SOFTWARE

SECURITY       :    SERIES B PREFERRED STOCK ISSUED UPON EXERCISE OF THE SERIES
                    B PREFERRED STOCK PURCHASE WARRANT ISSUED ON MARCH _____,
                    1998

AMOUNT         :    _______________ SHARES

DATE           :    ___________________, ______

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act") except pursuant to a registration of exemption.

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year, and in some circumstances two years, after the party has held, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, and in some circumstances three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who
          -------- -------
own the stock of the Company also agree to such restrictions.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             ___________________________________
                                                       (Signature)

                                             By:________________________________

                                             Title:_____________________________

                                             Date:_______________________, 19___

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